UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8K
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Pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 3, 2010

TWO RIVERS WATER COMPANY
(Exact name of registrant as specified in its charter)

Colorado	000-51139	13-4228144
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 South Colorado Blvd., Annex Suite 200, Denver, Colorado 80222
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(Address of principal executive offices)

303-222-1000
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(Registrant's Telephone number)

(Former Name or Address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion Of Acquisition Or Disposition Of Assets

Purchase of additional equity in Huerfano-Cucharas Irrigation Company

In September 2009, Two Rivers Water Company (the Company), through its wholly owned subsidiary, HCIC Holdings, LLC (HCIC Holdings) entered into an agreement to purchase a majority interest in Huerfano-Cucharas Irrigation Company (HCIC).  As discussed in Current Reports on Form 8-K filed with the Securities and Exchange Commission (SEC) by the Company on September 23, 2009.

On February 2, 2010, HCIC Holdings completed the purchase of 55% of the outstanding shares of the HCIC.  Additionally, the Company has entered into separate agreements to purchase an additional 35% interest to bring its total ownership of HCIC to 90% by April 2010.

HCIC Holdings purchased the 55% for cash of $977,000 and seller financing of $5,548,000.

Purchase of Acreage

The Company has also purchased approximately 1,000 acres and entered into agreements to purchase 3,500 additional acres of farmland in Huerfano and Pueblo counties in Colorado.  The acreage was purchased for $1,075,000. The Company expects to reintroduce water on the land and restore the HCIC ditches to what was once a thriving high yield farming community.  The Company agreed to provide the current farmers on the HCIC ditch with long term water contracts to enable them to continue and expand their farming operations.

SECTION 7 – REGULATION FD

Item 7.01 – Regulation FD Disclosure

Press Release
The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section.  The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On February 3, 2010, the Company issued a press release regarding the completion the purchase of 55% of the outstanding shares of the Huerfano-Cucharas Irrigation Company, as discussed in Section 2, above.  The text of the press release is attached herewith as Exhibit 99.1.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.                      Description

99.1                      Press Release, dated February 3, 2010

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TWO RIVERS WATER COMPANY (Registrant)
Dated: February 3, 2010	By: /s/ Wayne Harding Wayne Harding, Chief Financial Officer